Exhibit 99.2

Statistical Supplement

(unaudited)

First Quarter 2006

Ameriprise Financial, Inc.

Financial Summary

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs 1Q’05	Full Year
(in millions, except per share amounts and where noted, unaudited)	2005	2005	2005	2005	2006	% Change	2005

EPS - Basic:(1)
Net income	$0.74	$0.63	$0.50	$0.44	$0.57	(23)%	$2.32
Less: Income from discontinued operations	0.03	0.02	—	—	—	#	0.06
Less: Income attributable to AMEX Assurance, after-tax	0.11	0.11	0.01	—	—	#	0.23
Add: Separation costs, after-tax	0.05	0.15	0.24	0.33	0.18	#	0.77
Adjusted earnings, after-tax	$0.65	$0.65	$0.73	$0.77	$0.75	15%	$2.80

EPS - Diluted:(1)
Net income	$0.74	$0.63	$0.50	$0.44	$0.57	(23)%	$2.32
Less: Income from discontinued operations	0.03	0.02	—	—	—	#	0.06
Less: Income attributable to AMEX Assurance, after-tax	0.11	0.11	0.01	—	—	#	0.23
Add: Separation costs, after-tax	0.05	0.15	0.24	0.33	0.18	#	0.77
Adjusted earnings, after-tax	$0.65	$0.65	$0.73	$0.77	$0.75	15%	$2.80

Management’s Financial Targets and Performance:
Adjusted revenue growth: Target 6 - 8%	6.4%	8.7%	14.6%	4.9%	9.9%		8.6%
Adjusted earnings growth: Target 10 - 13%	(23.3)%	6.7%	11.2%	(4.5)%	17.4%		(4.1)%
Adjusted ROE: Target 12 - 15%	10.1%	10.5%	10.4%	10.2%	10.4%		10.2%

Contribution margin	51.8%	50.6%	50.1%	49.6%	50.0%		50.5%
Adjusted contribution margin	50.9%	49.6%	49.5%	49.6%	50.0%		49.9%
Net income margin	9.9%	8.2%	6.7%	5.9%	7.4%		7.7%
Effective tax rate on net income before discontinued operations	29.3%	21.5%	32.2%	12.0%	24.0%		25.1%
Effective tax rate on adjusted earnings	28.8%	23.1%	33.7%	23.4%	26.7%		27.5%

Debt to total capital	20.6%	19.2%	15.3%	16.8%	17.0%		16.8%

Business Metrics Summary:
Owned, managed and administered assets (in billions)	$401	$411	$421	$428	$446	11%	$428
Total financial advisors	12,356	12,162	12,188	12,397	12,339	—	12,397
Percentage of clients with a financial plan	43%	43%	43%	44%	44%		44%
Total clients (in thousands)	2,749	2,765	2,769	2,776	2,762	—	2,776
Gross dealer concession	$457	$474	$479	$469	$527	15%	$1,879

Employee base (in thousands):
Field (employee advisors)	3,241	3,109	3,039	3,225	3,035	(6)%	3,225
Non-field	8,594	8,664	8,665	8,632	8,622	—	8,632

Common shares outstanding	246.2	246.2	246.2	249.9	244.3	(1)%	249.9

Weighted average common shares outstanding:
Basic	246.2	246.2	246.2	249.9	252.3	2%	247.1
Diluted	246.2	246.2	246.2	250.3	253.5	3%	247.2

Book value:
Book value	$6,482	$6,993	$7,737	$7,687	$7,335	13%	$7,687
Book value, excluding the impact of accumulated other comprehensive income (OCI)	6,513	6,679	7,757	7,838	7,777	19%	7,838
Book value per common share outstanding	26.33	28.41	31.43	30.76	30.03	14%	30.76
Book value per common share outstanding, excluding the impact of OCI	26.46	27.13	31.51	31.37	31.84	20%	31.37

(1)     EPS for other than EPS-Net income are non-GAAP financial measures.

#      Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2006	% Change	2005

Revenues
Management, financial advice and service fees	$608	$632	$687	$651	$710	17%	$2,578
Distribution fees	288	289	296	277	301	5%	1,150
Net investment income	548	558	561	574	574	5%	2,241
Premiums	270	279	202	228	220	(19)%	979
Other revenues	133	137	127	139	144	8%	536
Total revenues	1,847	1,895	1,873	1,869	1,949	6%	7,484

Expenses
Compensation and benefits:
Field	362	371	408	374	423	17%	1,515
Non-field	279	280	295	281	316	13%	1,135
Total compensation and benefits	641	651	703	655	739	15%	2,650
Interest credited to account values	311	328	337	334	324	4%	1,310
Benefits, claims, losses and settlement expenses	218	238	190	234	227	4%	880
Amortization of deferred acquisition costs	136	134	49	112	128	(6)%	431
Interest and debt expense	17	19	16	21	23	35%	73
Other expenses	258	278	305	261	250	(3)%	1,102
Total expenses before separation costs(1)	1,581	1,648	1,600	1,617	1,691	7%	6,446
Income before income tax provision, discontinued
operations and separation costs(1)	266	247	273	252	258	(3)%	1,038
Income tax provision before tax benefit
attributable to separation costs(1)	78	61	91	59	69	(12)%	289
Income before discontinued operations and
separation costs(1)	188	186	182	193	189	1%	749
Separation costs, after-tax(1)	13	37	59	82	44	#	191
Income before discontinued operations	175	149	123	111	145	(17)%	558
Discontinued operations, net of tax	8	6	2	—	—	#	16
Net income	$183	$155	$125	$111	$145	(21)%	$574

Other Information
Net investment gains (losses), after-tax	$7	$37	$(4)	$3	$3	(57)%	$43
Dividends paid(2)	$—	$—	$217	$27	$28	—	$244
Contribution margin	51.8%	50.6%	50.1%	49.6%	50.0%		50.5%

(1)              See non-GAAP Financial Information.

(2)              Dividends paid in 3Q 2005 include $164 million associated with the transfer of the Company’s interest in AEIDC to American Express Company.

#   Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Adjusted to Exclude AMEX Assurance and Separation Costs

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2006	% Change	2005

Revenues
Management, financial advice and service fees	$607	$631	$686	$651	$710	17%	$2,575
Distribution fees	288	289	296	277	301	5%	1,150
Net investment income	545	555	558	574	574	5%	2,232
Premiums	199	208	217	228	220	11%	852
Other revenues	134	136	128	139	144	7%	537
Total revenues	1,773	1,819	1,885	1,869	1,949	10%	7,346

Expenses
Compensation and benefits:
Field	361	370	373	374	423	17%	1,478
Non-field	279	280	295	281	316	13%	1,135
Total compensation and benefits	640	650	668	655	739	15%	2,613
Interest credited to account values	311	328	337	334	324	4%	1,310
Benefits, claims, losses and settlement expenses	199	218	241	234	227	14%	892
Amortization of deferred acquisition costs	128	125	49	112	128	—	414
Interest and debt expense	17	19	16	21	23	35%	73
Other expenses	252	271	304	261	250	(1)%	1,088
Total expenses before separation costs	1,547	1,611	1,615	1,617	1,691	9%	6,390
Income before income tax provision, discontinued operations and separation costs	226	208	270	252	258	14%	956
Income tax provision before tax benefit attributable to separation costs	65	48	91	59	69	6%	263
Adjusted earnings	$161	$160	$179	$193	$189	17%	$693

Other Information
Adjusted net investment gains (losses), pretax	$10	$57	$(6)	$5	$4	(60)%	$66
Adjusted contribution margin	50.9%	49.6%	49.5%	49.6%	50.0%		49.9%

#   Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Advisor and Client Metrics

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Year End
(unaudited)	2005	2005	2005	2005	2006	% Change	2005

Financial Advisors
Employee advisors	3,241	3,109	3,039	3,225	3,035	(6)%	3,225
Franchisee advisors	7,534	7,470	7,441	7,392	7,491	(1)%	7,392
Total branded financial advisors	10,775	10,579	10,480	10,617	10,526	(2)%	10,617
Securities America, Inc. registered representatives	1,581	1,583	1,708	1,780	1,813	15%	1,780
Total financial advisors	12,356	12,162	12,188	12,397	12,339	—	12,397
Employee advisor retention	65%	65%	64%	64%	62%		64%
Franchisee advisor retention	92%	92%	91%	91%	91%		91%

Gross dealer concession per branded advisor (in thousands)	$37.4	$39.4	$39.8	$38.8	$43.7	17%	$155.2

Client Relationships
Total clients (in thousands)	2,749	2,765	2,769	2,776	2,762	—	2,776
Client retention	93%	94%	94%	94%	92%		94%

Branded advisor clients (in thousands)	2,027	2,037	1,982	1,991	1,990	(2)%	1,991
Percentage of clients with a financial plan	43%	43%	43%	44%	44%		44%

Financial plans sold (in thousands)	66	58	54	55	63	(5)%	233

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate Volumes

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions unless otherwise noted, unaudited)	2005	2005	2005	2005	2006	% Change	2005

Owned, managed and administered assets (in billions)
Owned assets	$81.4	$83.8	$86.1	$86.9	$89.1	9%	$86.9
Managed assets	250.9	255.8	260.1	264.0	276.2	10%	264.0
Administered assets	68.7	71.1	74.4	77.3	80.4	17%	77.3
Total owned, managed and administered assets	$401.0	$410.7	$420.6	$428.2	$445.7	11%	$428.2

Ending RiverSource Managed Assets (in billions)	$159.3	$157.8	$156.4	$153.5	$154.3	(3)%	$153.5

Cash Sales
By product:
Mutual funds and non-proprietary SPS wrap net flows	$7,920	$7,551	$7,944	$7,630	$9,302	17%	$31,045
Annuities	2,000	2,426	2,467	2,394	2,870	44%	9,287
Investment certificates	1,115	769	784	526	435	(61)%	3,194
Life and other insurance products	236	242	273	262	289	22%	1,013
Institutional products and services	1,758	2,519	846	2,013	2,250	28%	7,136
Other	896	1,010	902	597	755	(16)%	3,405
Total	$13,925	$14,517	$13,216	$13,422	$15,901	14%	$55,080

By channel:
Branded advisor cash sales and wrap net flows	$8,061	$7,765	$7,598	$7,043	$8,499	5%	$30,467
Securities America, Inc.	1,505	1,563	1,581	1,722	2,037	35%	6,371
Third-party distribution	233	249	267	266	305	31%	1,015
Institutional	1,705	2,321	1,056	1,613	2,442	43%	6,695
Threadneedle	1,819	2,050	2,126	2,423	2,198	21%	8,418
All other (AEB, etc.)	602	569	588	355	420	(30)%	2,114
Total	$13,925	$14,517	$13,216	$13,422	$15,901	14%	$55,080

Total gross dealer concession	$457	$474	$479	$469	$527	15%	$1,879

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Balance Sheets

	March 31,	June 30,	September 30,	December 31,	March 31,
(in millions, unaudited)	2005	2005	2005	2005	2006

Assets
Cash and cash equivalents	$1,105	$2,097	$2,620	$2,474	$1,650
Investments	39,915	40,207	39,454	39,100	38,100
Receivables	2,548	2,476	2,837	2,172	2,382
Deferred acquisition costs	4,043	4,032	4,088	4,182	4,280
Separate account assets	35,995	37,433	39,840	41,561	45,220
Restricted and segregated cash	1,535	1,241	1,058	1,067	1,084
Other assets	2,393	2,343	2,377	2,565	3,115
Assets of discontinued operations	6,002	6,123	—	—	—
Total assets	$93,536	$95,952	$92,274	$93,121	$95,831

Liabilities
Future policy benefits and claims	$33,190	$33,169	$32,958	$32,731	$32,200
Investment certificate reserves	6,282	6,427	6,392	5,649	5,180
Accounts payable and accrued expenses	2,665	2,681	2,516	2,728	2,694
Payable to American Express	1,780	1,718	102	52	86
Debt	385	378	1,710	1,833	1,921
Separate account liabilities	35,995	37,433	39,840	41,561	45,220
Other liabilities	963	1,283	1,019	880	1,195
Liabilities of discontinued operations	5,794	5,870	—	—	—
Total liabilities	87,054	88,959	84,537	85,434	88,496

Shareholders’ Equity
Common shares ($.01 par)	2	2	2	2	3
Additional paid-in capital	2,913	2,924	4,094	4,091	4,202
Retained earnings	3,598	3,753	3,661	3,745	3,862
Treasury stock	—	—	—	—	(290)
Accumulated other comprehensive income (loss), net of tax	(31)	314	(20)	(151)	(442)
Total shareholders’ equity	6,482	6,993	7,737	7,687	7,335
Total liabilities and shareholders’ equity	$93,536	$95,952	$92,274	$93,121	$95,831

Ameriprise Financial, Inc.

Investment Detail

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions unless otherwise noted, unaudited)	2005	2005	2005	2005	2006	% Change	2005

Net Investment Income
Investment income on fixed maturities	$536	$533	$543	$550	$543	1%	$2,162
Realized gains (losses)	10	57	(6)	5	4	(60)%	66
Income related to interest credited and benefits line hedges	(5)	2	12	5	1	#	14
Other (including seed money)	7	(34)	12	14	26	#	(1)
Total net investment income	$548	$558	$561	$574	$574	5%	$2,241

Equity by Legal Entity
IDS Life Insurance Company	$4,714	$5,096	$5,552	$5,162	$5,009	6%
IDS Property Casualty Insurance Company	500	542	494	506	513	3%
Ameriprise Certificate Company	298	346	309	276	225	(24)%
Other	970	1,009	1,382	1,743	1,588	64%
Total equity by legal entity	$6,482	$6,993	$7,737	$7,687	$7,335	13%

Mortgage and Other Asset-Backed Securities
Portfolio Detail - Fair Value (in billions)
IDS Life Consolidated
Mortgage backed securities	$6.1	$6.1	$6.2	$6.5	$6.2	2%
Commercial mortgage backed securities	2.6	2.9	3.0	3.0	3.0	15%
Asset backed securities	0.6	0.8	0.9	1.2	1.2	#
Total	$9.3	$9.8	$10.1	$10.7	$10.4	12%

Ameriprise Financial, Inc.
Mortgage backed securities	$8.8	$8.8	$8.6	$8.8	$8.4	(5)%
Commercial mortgage backed securities	3.0	3.3	3.4	3.5	3.5	17%
Asset backed securities	1.0	1.3	1.4	1.6	1.5	50%
Total	$12.8	$13.4	$13.4	$13.9	$13.4	5%

Mortgage Loans on Real Estate
Mortgage loans on real estate	$3,305	$3,205	$3,222	$3,190	$3,147	(5)%
Less: Allowance for loan losses	49	44	44	44	41	(16)%
Mortgage loans on real estate, net	$3,256	$3,161	$3,178	$3,146	$3,106	(5)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Selected Balance Sheet Information

	1Q 2005		2Q 2005		3Q 2005		4Q 2005		1Q 2006
(in billions, unaudited)	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

Earning Assets by Type
Equity	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	—	—	—	—
Fixed income	42.5%	42.6%	41.5%	42.0%	39.8%	39.9%	39.5%	39.4%	37.6%	37.2%
Separate accounts	44.3%	44.2%	45.0%	44.6%	46.3%	46.3%	47.8%	47.8%	50.4%	50.8%
Other	13.1%	13.1%	13.4%	13.3%	13.8%	13.7%	12.7%	12.8%	12.0%	12.0%

Available-for-Sale (AFS) Investments
Corporate debt securities	$19.6	$19.8	$19.7	$20.2	$19.4	$19.5	$18.8	$18.8	$18.6	$18.3
Mortgage and other asset-backed securities	12.9	12.8	13.3	13.4	13.5	13.4	14.1	13.9	13.7	13.4
Structured investments	0.7	0.7	—	—	—	—	—	—	—	—
State and municipal obligations	0.8	0.8	0.9	0.9	0.8	0.9	0.9	0.9	0.9	0.9
U.S. government and agencies obligations	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
Foreign government bonds and obligations	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Common and preferred stocks	0.1	0.2	0.1	0.2	0.1	0.1	—	0.1	0.1	0.1
Total	$34.6	$34.8	$34.5	$35.2	$34.3	$34.4	$34.3	$34.2	$33.8	$33.2

Fixed Income Asset Quality
AAA	41%		43%		43%		44%		43%
AA	5%		6%		6%		7%		8%
A	20%		20%		20%		19%		19%
BBB	27%		24%		24%		23%		23%
Below investment grade	7%		7%		7%		7%		7%

SFAS 115 related mark-to-market amount in assets, pretax	$0.1		$0.7		$0.1		$(0.1)		$(0.6)

Ameriprise Financial, Inc.

Segment Information

Adjusted to Exclude AMEX Assurance

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions unless otherwise noted, unaudited)	2005	2005	2005	2005	2006	% Change	2005
Revenues
Asset Accumulation and Income	$1,299	$1,324	$1,384	$1,343	$1,422	9%	$5,350
Adjusted Protection	434	447	458	471	473	9%	1,810
Corporate and Other and Eliminations	40	48	43	55	54	35%	186
Total adjusted revenues	1,773	1,819	1,885	1,869	1,949	10%	7,346

Expenses
Asset Accumulation and Income	1,125	1,153	1,200	1,156	1,194	6%	4,634
Adjusted Protection	361	356	329	393	399	11%	1,439
Adjusted Corporate and Other and Eliminations	61	102	86	68	98	61%	317
Total adjusted expenses	1,547	1,611	1,615	1,617	1,691	9%	6,390

Pretax Segment Income
Asset Accumulation and Income	174	171	184	187	228	31%	716
Adjusted Protection	73	91	129	78	74	1%	371
Adjusted Corporate and Other and Eliminations	(21)	(54)	(43)	(13)	(44)	#	(131)
Total adjusted pretax segment earnings	$226	$208	$270	$252	$258	14%	$956

Allocated Equity
Asset Accumulation and Income	$3,688	$3,642	$3,629	$3,864	$3,851	4%	$3,864
Protection	2,029	2,007	2,068	2,162	2,173	7%	2,162
Corporate and Other and Eliminations	796	1,030	2,060	1,812	1,753	#	1,812
Other comprehensive income	(31)	314	(20)	(151)	(442)	#	(151)
Total shareholders’ equity	$6,482	$6,993	$7,737	$7,687	$7,335	13%	$7,687

Gross Dealer Concession
Asset Accumulation and Income	$357	$381	$385	$371	$423	18%	$1,494
Protection	50	51	51	53	52	4%	205
Corporate and Other and Eliminations	50	42	43	45	52	4%	180
Total gross dealer concession	$457	$474	$479	$469	$527	15%	$1,879

Owned, Managed and Administered Assets (in billions)
Owned Assets
Asset Accumulation and Income	$68.5	$70.4	$72.0	$72.1	$74.4	9%	$72.1
Protection	11.4	11.8	12.5	12.5	13.0	14%	12.5
Corporate and Other and Eliminations	1.5	1.6	1.6	2.3	1.7	13%	2.3
Total owned assets	81.4	83.8	86.1	86.9	89.1	9%	86.9

Managed Assets
Asset Accumulation and Income	250.9	255.8	260.1	264.0	276.2	10%	264.0
Total managed assets	250.9	255.8	260.1	264.0	276.2	10%	264.0

Administered Assets
Asset Accumulation and Income	68.7	71.1	74.4	77.3	80.4	17%	77.3
Total administered assets	68.7	71.1	74.4	77.3	80.4	17%	77.3
Total owned, managed and administered assets	$401.0	$410.7	$420.6	$428.2	$445.7	11%	$428.2

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Income Statements

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2006	% Change	2005
Revenues
Management, financial advice and service fees	$547	$554	$623	$592	$646	18%	$2,316
Distribution fees	262	261	269	249	273	4%	1,041
Net investment income	473	484	480	486	475	—	1,923
Other revenues	17	25	12	16	28	65%	70
Total revenues	1,299	1,324	1,384	1,343	1,422	9%	5,350

Expenses
Compensation and benefits - field	309	310	331	316	366	18%	1,266
Interest credited to account values	275	292	300	297	288	5%	1,164
Benefits, claims, losses and settlement expenses	3	21	7	21	4	33%	52
Amortization of deferred acquisition costs	92	89	69	73	87	(5)%	323
Interest and debt expense	—	—	—	—	3	—	—
Other expenses	446	441	493	449	446	—	1,829
Total expenses	1,125	1,153	1,200	1,156	1,194	6%	4,634
Pretax segment income	$174	$171	$184	$187	$228	31%	$716

Other Information
Net investment gains (losses), pretax	$7	$37	$(8)	$6	$1	(86)%	$42
Contribution margin	54.8%	52.9%	53.9%	52.8%	53.7%		53.6%
Allocated equity	$3,688	$3,642	$3,629	$3,864	$3,851	4%	$3,864
Return on allocated equity for pretax segment income	18.7%	18.8%	19.2%	19.3%	20.5%		19.3%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Revenues by Product

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2006	% Change	2005
Revenues
Management, financial advice and service fees
Asset management	$299	$297	$331	$290	$293	(2)%	$1,217
Variable annuities	111	113	123	134	138	24%	481
Fixed annuities	1	1	1	2	1	—	5
Certificates	—	—	—	—	—	—	—
Brokerage, banking and other	136	143	168	166	214	57%	613
Total Management, financial advice and service fees	547	554	623	592	646	18%	2,316

Distribution fees
Asset management	49	45	44	40	46	(6)%	178
Variable annuities	9	9	9	8	10	11%	35
Fixed annuities	2	3	3	2	3	50%	10
Certificates	—	—	—	—	—	—	—
Brokerage, banking and other	202	204	213	199	214	6%	818
Total Distribution fees	262	261	269	249	273	4%	1,041

Net investment income
Asset management	6	5	5	7	11	83%	23
Variable annuities	89	84	84	86	71	(20)%	343
Fixed annuities	298	309	311	293	304	2%	1,211
Certificates	70	80	68	78	74	6%	296
Brokerage, banking and other	10	6	12	22	15	50%	50
Total Net investment income	473	484	480	486	475	—	1,923

Other revenues
Asset management	3	12	(4)	1	8	#	12
Variable annuities	6	8	7	5	10	67%	26
Fixed annuities	—	—	—	—	—	—	—
Certificates	—	—	—	—	—	—	—
Brokerage, banking and other	8	5	9	10	10	25%	32
Total Other revenues	17	25	12	16	28	65%	70

Total revenues
Asset management	357	359	376	338	358	—	1,430
Variable annuities	215	214	223	233	229	7%	885
Fixed annuities	301	313	315	297	308	2%	1,226
Certificates	70	80	68	78	74	6%	296
Brokerage, banking and other	356	358	402	397	453	27%	1,513
Total revenues	$1,299	$1,324	$1,384	$1,343	$1,422	9%	$5,350

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Retail Managed Assets Rollforwards

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in billions, unaudited)	2005	2005	2005	2005	2006	% Change	2005
RiverSource Managed Mutual Funds
Beginning assets	$65.3	$61.2	$59.9	$59.4	$58.1	(11)%	$65.3
Sales	2.1	2.0	2.0	2.0	2.5	19%	8.1
Redemptions	(4.9)	(4.5)	(4.5)	(4.2)	(4.7)	4%	(18.1)
Market appreciation (depreciation)	(1.4)	0.9	2.0	0.7	2.6	#	2.2
Other	0.1	0.3	—	0.2	0.3	#	0.6
Total ending assets	$61.2	$59.9	$59.4	$58.1	$58.8	(4)%	$58.1

Percent of Ending Assets Subadvised by Others	9%	10%	10%	11%	13%		11%

RiverSource Managed Mutual Funds by Type
Ending assets of equity mutual funds	$39.5	$38.6	$39.0	$38.0	$39.1	(1)%	$38.0
Ending assets of taxable fixed income mutual funds	9.4	9.1	8.7	8.4	8.1	(14)%	8.4
Ending assets of tax-exempt fixed income mutual funds	6.1	6.0	5.8	5.6	5.3	(13)%	5.6
Ending assets of money market mutual funds	3.6	3.5	3.3	3.5	3.6	—	3.5
Ending assets of hybrid and other mutual funds	2.6	2.7	2.6	2.6	2.7	4%	2.6
Total ending assets	$61.2	$59.9	$59.4	$58.1	$58.8	(4)%	$58.1

Threadneedle Managed Mutual Funds
Beginning assets	$12.2	$11.9	$12.4	$13.4	$14.0	15%	$12.2
Sales	1.2	1.1	1.4	1.5	1.3	8%	5.2
Redemptions	(1.2)	(1.2)	(0.7)	(1.3)	(1.4)	(17)%	(4.4)
Market appreciation (depreciation)	0.1	0.8	0.7	0.7	1.1	#	2.3
Other	(0.4)	(0.2)	(0.4)	(0.3)	0.3	#	(1.3)
Total ending assets	$11.9	$12.4	$13.4	$14.0	$15.3	29%	$14.0

Threadneedle Managed Mutual Funds by Type
Ending assets of equity mutual funds	$8.4	$8.9	$9.9	$10.4	$11.5	37%	$10.4
Ending assets of fixed income mutual funds	2.8	2.8	2.8	2.9	2.9	4%	2.9
Ending assets of money market mutual funds	0.2	0.3	0.2	0.2	0.3	50%	0.2
Ending assets of hybrid and other mutual funds	0.5	0.4	0.5	0.5	0.6	20%	0.5
Total ending assets	$11.9	$12.4	$13.4	$14.0	$15.3	29%	$14.0

RiverSource Collective Funds
Beginning assets	$12.1	$11.2	$11.3	$11.3	$11.2	(7)%	$12.1
Sales	0.4	0.5	0.4	0.3	0.4	—	1.6
Redemptions	(1.2)	(0.7)	(0.7)	(0.8)	(1.2)	—	(3.4)
Market appreciation (depreciation)	—	0.1	0.2	0.2	0.4	—	0.5
Other	(0.1)	0.2	0.1	0.2	0.0	#	0.4
Total ending assets	$11.2	$11.3	$11.3	$11.2	$10.8	(4)%	$11.2

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Institutional Managed Assets Rollforwards

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in billions, unaudited)	2005	2005	2005	2005	2006	% Change	2005

RiverSource Managed Institutional Accounts
Beginning assets	$30.8	$30.1	$29.1	$27.3	$27.2	(12)%	$30.8
Sales	1.0	1.5	0.3	1.0	1.4	40%	3.8
Redemptions	(1.4)	(3.0)	(2.3)	(0.6)	(0.8)	43%	(7.3)
Market appreciation (depreciation)	(0.2)	0.3	—	0.1	0.1	#	0.2
Other	(0.1)	0.2	0.2	(0.6)	(0.4)	#	(0.3)
Total ending assets	$30.1	$29.1	$27.3	$27.2	$27.5	(9)%	$27.2

RiverSource Managed Institutional Assets by Type
Equity ending assets	$5.8	$5.8	$4.1	$2.7	$2.5	(57)%	$2.7
Fixed income ending assets	24.1	22.9	23.0	23.8	24.8	3%	23.8
Money market ending assets	0.1	0.3	0.1	0.6	0.2	#	0.6
Other ending assets	0.1	0.1	0.1	0.1	—	#	0.1
Total ending assets	$30.1	$29.1	$27.3	$27.2	$27.5	(9)%	$27.2

Threadneedle Managed Institutional Accounts
Beginning assets	$103.6	$100.7	$101.8	$102.9	$102.9	(1)%	$103.6
Sales	3.0	5.2	5.5	7.0	4.7	57%	20.7
Redemptions	(4.6)	(6.1)	(6.9)	(8.2)	(5.6)	(22)%	(25.8)
Market appreciation (depreciation)	0.5	3.2	4.3	2.9	4.3	#	10.9
Other	(1.8)	(1.2)	(1.8)	(1.7)	1.4	#	(6.5)
Total ending assets	$100.7	$101.8	$102.9	$102.9	$107.7	7%	$102.9

Threadneedle Managed Institutional Assets by Type
Equity ending assets	$49.0	$50.1	$52.7	$51.8	$56.1	14%	$51.8
Fixed income ending assets	35.5	34.3	33.5	33.9	34.1	(4)%	33.9
Money market ending assets	5.7	6.7	5.5	5.9	5.9	4%	5.9
Other ending assets	10.5	10.7	11.2	11.3	11.6	10%	11.3
Total ending assets	$100.7	$101.8	$102.9	$102.9	$107.7	7%	$102.9

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Financial Advisor Managed Assets Rollforwards

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in billions, unaudited)	2005	2005	2005	2005	2006	% Change	2005

Ameriprise Wrap Accounts
Beginning assets	$37.3	$39.5	$42.7	$47.0	$49.7	33%	37.3
Net flows	1.8	1.5	1.4	1.3	1.9	6%	6.0
Market appreciation (depreciation)	0.4	1.7	2.9	1.4	3.3	#	6.4
Total ending assets	$39.5	$42.7	$47.0	$49.7	$54.9	39%	$49.7

Money Market Funds as a % of Ending Assets	6.4%	5.9%	5.5%	6.1%	4.3%		6.1%

SAI Wrap Accounts
Beginning assets	$5.1	$5.8	$6.1	$6.7	$8.0	57%	$5.1
Net flows	0.5	0.3	0.5	1.5	0.8	60%	2.8
Market appreciation (depreciation)	0.2	—	0.1	(0.2)	0.3	50%	0.1
Total ending assets	$5.8	$6.1	$6.7	$8.0	$9.1	57%	$8.0

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Owned Assets Related to Variable Products

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in billions, unaudited)	2005	2005	2005	2005	2006	% Change	2005

Variable Annuities
Beginning balance	$28.3	$28.3	$29.5	$31.6	$33.2	17%	$28.3
Deposits	1.2	1.6	1.7	1.7	2.1	75%	6.2
Withdrawals and surrenders	(0.7)	(0.9)	(0.9)	(0.8)	(1.0)	(43)%	(3.3)
Net flows	0.5	0.7	0.8	0.9	1.1	#	2.9
Investment performance and interest credited	(0.5)	0.5	1.3	0.7	1.9	#	2.0
Other	—	—	—	—	(0.1)	—	—
Total ending balance - contract reserves	$28.3	$29.5	$31.6	$33.2	$36.1	28%	$33.2

Assets Managed by RiverSource
Variable annuity separate account assets	$15.6	$15.7	$16.2	$16.4	$17.2	10%
Variable universal life assets(1)	2.0	2.1	2.1	2.2	2.3	15%

(1)     Revenue associated with this product is included in the Protection segment.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Net Investment Income and Spread Products

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2006	% Change	2005
Net Investment Income
Realized gains (losses)	$7	$37	$(8)	$6	$1	(86)%	$42
Income related to interest credited and benefits line hedges	(5)	2	12	5	1	#	14
Net investment income	473	484	480	486	475	—	1,923

Certificates (Excluding Discontinued Operations)
Beginning balance	$5,831	$6,282	$6,427	$6,392	$5,649	(3)%	$5,831
Deposits	1,129	781	796	538	471	(58)%	3,244
Withdrawals and surrenders	(719)	(683)	(889)	(1,337)	(993)	(38)%	(3,628)
Net flows	410	98	(93)	(799)	(522)	#	(384)
Interest credited	37	48	58	56	55	49%	199
Other	4	(1)	—	—	(2)	#	3
Total ending balance	$6,282	$6,427	$6,392	$5,649	$5,180	(18)%	$5,649

Asset earnings rate	4.62%	4.60%	4.65%	4.83%	4.89%		4.67%
Crediting rate	2.63%	2.82%	3.17%	3.34%	3.48%		2.99%
Spread (1)	1.99%	1.78%	1.48%	1.49%	1.41%		1.68%

Annuities Fixed Account Balances
Beginning balance	$26,979	$26,823	$26,697	$26,460	$26,126	(3)%	$26,979
Deposits	348	344	249	207	237	(32)%	1,148
Withdrawals and surrenders	(729)	(717)	(761)	(782)	(1,060)	(45)%	(2,989)
Net flows	(381)	(373)	(512)	(575)	(823)	#	(1,841)
Policyholder interest credited	243	249	246	242	236	(3)%	980
Other	(18)	(2)	29	(1)	(10)	44%	8
Total ending balance	$26,823	$26,697	$26,460	$26,126	$25,529	(5)%	$26,126

Capitalized Interest	$5.0	$4.8	$4.3	$1.1	$3.0	(40)%	$15.2
Ending Balance Attributable to Variable Annuities Fixed Sub-Accounts	7,199	7,197	7,118	6,999	6,810	(5)%	6,999

Asset earnings rate	5.76%	5.55%	5.75%	5.60%	5.83%		5.66%
Crediting rate	3.62%	3.59%	3.56%	3.54%	3.54%		3.58%
Spread (2)	2.14%	1.96%	2.19%	2.06%	2.29%		2.08%

# Variance of 100% or greater.

(1)              The investment income effect of options backing the Stock Market Certificate and the corresponding credited amounts to certificate holders has been excluded from these rates.

(2)              Attributable to interest sensitive products only, which has ranged between 87% to 89% of the total ending annuities fixed accounts balance in the periods reported. The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Selected Asset Management Performance Information

	1Q	2Q	3Q	4Q	1Q
	2005	2005	2005	2005	2006
RiverSource Mutual Fund Performance(1)

Equity - 12 month	59%	66%	66%	69%	73%

Fixed Income - 12 month	50%	45%	45%	50%	50%

Taxable Fixed Income - 12 month	90%	50%	70%	80%	78%

Tax-exempt Fixed Income - 12 month	20%	40%	20%	20%	22%

Equity - 3 year	50%	52%	43%	38%	56%

Fixed Income - 3 year	31%	44%	31%	38%	43%

Taxable Fixed Income - 3 year	50%	67%	67%	67%	80%

Tax-exempt Fixed Income - 3 year	20%	30%	0%	20%	22%

Threadneedle Mutual Fund Performance(2)

Equity - 12 month	21%	42%	60%	68%	84%

Fixed Income - 12 month	57%	57%	57%	57%	78%

Equity - 3 year	35%	30%	23%	23%	41%

Fixed Income - 3 year	71%	57%	43%	43%	56%

(1)     Percent of funds, equal weighted in top 2 Lipper quartiles.

(2)     Percent of funds, equal weighted matching median or above.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds subadvised by financial advisors not affiliated with Ameriprise Financial, Inc. or index funds.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party subadvised funds.

Aggregated data only includes mutual funds in existence as of March 31, 2006. Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds subadvised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Deferred Acquisition Costs Rollforwards

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs 1Q’05	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2006	Change	2005
Variable Annuities
Beginning balance	$1,446	$1,522	$1,536	$1,641	$1,719	19%	$1,446
Capitalization	80	99	101	105	112	40%	385
Amortization	(46)	(45)	(35)	(40)	(48)	(4)%	(166)
Other (FAS 115)	42	(40)	39	13	26	(38)%	54
Total ending balance	$1,522	$1,536	$1,641	$1,719	$1,809	19%	$1,719

Fixed Annuities
Beginning balance	$426	$427	$406	$409	$396	(7)%	$426
Capitalization	11	9	8	4	6	(45)%	32
Amortization	(22)	(21)	(15)	(20)	(21)	5%	(78)
Other (FAS 115)	12	(9)	10	3	10	(17)%	16
Total ending balance	$427	$406	$409	$396	$391	(8)%	$396

Other
Beginning balance	$166	$151	$130	$105	$108	(35)%	$166
Capitalization	6	5	4	5	5	(17)%	20
Amortization	(24)	(23)	(19)	(13)	(18)	25%	(79)
Other	3	(3)	(10)	11	1	(67)	1
Total ending balance	$151	$130	$105	$108	$96	(36)%	$108

# Variance of 100 or greater.

Ameriprise Financial, Inc.

Protection Segment

Income Statements

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2006	% Change	2005
Revenues
Management, financial advice and service fees	$16	$16	$17	$18	$19	19%	$67
Distribution fees	27	27	27	25	28	4%	106
Net investment income	83	88	87	81	89	7%	339
Premiums	275	285	207	234	226	(18)%	1,001
Other revenues	107	107	108	113	111	4%	435
Total revenues	508	523	446	471	473	(7)%	1,948

Expenses
Compensation and benefits - field	24	21	47	23	23	(4)%	115
Interest credited to account values	36	36	37	37	36	—	146
Benefits, claims, losses and settlement expenses	215	217	183	213	223	4%	828
Amortization of deferred acquisition costs	44	45	(20)	39	41	(7)%	108
Interest and debt expense	—	—	—	—	—	—	—
Other expenses	76	74	67	81	76	—	298
Total expenses	395	393	314	393	399	1%	1,495
Pretax segment income	$113	$130	$132	$78	$74	(35)%	$453

Other Information
Net investment gains (losses), pretax	$2	$7	$3	$(2)	$2	—	$10
Contribution margin	45.9%	47.6%	40.1%	42.0%	40.4%		44.1%
Allocated equity	$2,029	$2,007	$2,068	$2,162	$2,173	7%	$2,162
Return on allocated equity for pretax segment income	24.4%	24.4%	23.7%	21.9%	19.7%		21.9%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Income Statements

Adjusted to Exclude AMEX Assurance

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2006	% Change	2005
Revenues
Management, financial advice and service fees	$15	$15	$16	$18	$19	27%	$64
Distribution fees	27	27	27	25	28	4%	106
Net investment income	80	85	84	81	89	11%	330
Premiums	204	214	222	234	226	11%	874
Other revenues	108	106	109	113	111	3%	436
Total revenues	434	447	458	471	473	9%	1,810

Expenses
Compensation and benefits - field	23	20	12	23	23	—	78
Interest credited to account values	36	36	37	37	36	—	146
Benefits, claims, losses and settlement expenses	196	197	234	213	223	14%	840
Amortization of deferred acquisition costs	36	36	(20)	39	41	14%	91
Interest and debt expense	—	—	—	—	—	—	—
Other expenses	70	67	66	81	76	9%	284
Total expenses	361	356	329	393	399	11%	1,439
Adjusted pretax segment income	$73	$91	$129	$78	$74	1%	$371

Other Information
Adjusted net investment gains (losses), pretax	$2	$7	$3	$(2)	$2	—	$10
Adjusted contribution margin	41.2%	43.4%	38.2%	42.0%	40.4%		41.2%
Allocated equity	$2,029	$2,007	$2,068	$2,162	$2,173	7%	$2,162
Return on allocated equity for adjusted pretax segment income	16.6%	16.6%	17.9%	17.9%	17.7%		17.9%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Adjusted Revenues by Product

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2006	% Change	2005
Revenues
Management, financial advice and service fees
VUL / UL	$14	$14	$16	$16	$18	29%	$60
Personal auto and home	1	1	—	1	1	—	3
Disability income, LTC and other	—	—	—	1	—	—	1
Adjusted Management, financial advice and service fees	15	15	16	18	19	27%	64
AMEX Assurance	1	1	1	—	—	#	3
Total Management, financial advice and service fees	16	16	17	18	19	19%	67

Distribution fees
VUL / UL	17	18	18	17	18	6%	70
Personal auto and home	1	—	—	—	1	—	1
Disability income, LTC and other	9	9	9	8	9	—	35
Adjusted Distribution fees	27	27	27	25	28	4%	106
AMEX Assurance	—	—	—	—	—	—	—
Total Distribution fees	27	27	27	25	28	4%	106

Net investment income
VUL / UL	31	28	30	31	31	—	120
Traditional life	4	4	4	4	4	—	16
Personal auto and home	6	7	7	9	10	67%	29
Disability income, LTC and other	39	46	43	37	44	13%	165
Adjusted Net investment income	80	85	84	81	89	11%	330
AMEX Assurance	3	3	3	—	—	#	9
Total Net investment income	83	88	87	81	89	7%	339

Premiums
Traditional life	18	19	16	22	18	—	75
Personal auto and home	115	121	132	136	133	16%	504
Disability income, LTC and other	71	74	74	76	75	6%	295
Adjusted Premiums	204	214	222	234	226	11%	874
AMEX Assurance	71	71	(15)	—	—	#	127
Total Premiums	275	285	207	234	226	(18)%	1,001

Other revenues
VUL / UL	108	108	109	110	111	3%	435
Personal auto and home	(1)	(1)	—	—	(1)	—	(2)
Disability income, LTC and other	1	(1)	—	3	1	—	3
Adjusted Other revenues	108	106	109	113	111	3%	436
AMEX Assurance	(1)	1	(1)	—	—	#	(1)
Total Other revenues	107	107	108	113	111	4%	435

Total revenues by product
VUL / UL	170	168	173	174	178	5%	685
Traditional life	22	23	20	26	22	—	91
Personal auto and home	122	128	139	146	144	18%	535
Disability income, LTC and other	120	128	126	125	129	8%	499
Adjusted Total revenues by product	434	447	458	471	473	9%	1,810
AMEX Assurance	74	76	(12)	—	—	#	138
Total revenues by product	$508	$523	$446	$471	$473	(7)%	$1,948

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Selected Statistical Information

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions unless otherwise noted, unaudited)	2005	2005	2005	2005	2006	% Change	2005

Sales
VUL/UL (1)	$79.6	$79.8	$88.3	$92.1	$89.8	13%	$339.8
Term and whole life	4.8	5.2	5.4	5.4	4.6	(4)%	20.8
Disability income	5.1	5.6	5.1	5.5	4.7	(8)%	21.3
Brokered and other	11.3	10.2	10.4	9.5	10.4	(8)%	41.4

Lapse Rate
VUL/UL	5.0%	5.2%	5.2%	5.0%	5.7%		5.2%

Face Amount Outstanding
VUL/UL	$100,267	$102,775	$104,331	$105,924	$107,531	7%	$105,924
Term and whole life	46,671	48,480	50,255	52,163	54,346	16%	52,163
Other (2)	1,972	1,961	1,941	1,931	1,906	(3)%	1,931
Total Face Amount Outstanding	$148,910	$153,216	$156,527	$160,018	$163,783	10%	$160,018

Policyholder Reserves
VUL/UL	$6,704	$6,847	$7,131	$7,327	$7,708	15%	$7,327
Term and whole life	230	231	232	234	234	2%	234
Disability income	336	341	348	356	368	10%	356
Long-term care and other	2,023	2,044	2,081	2,107	2,133	5%	2,107

Net Amount at Risk(3)
VUL/UL	$49,215	$49,792	$49,171	$48,804	$48,047	(2)%	$48,804
Term and whole life	16,223	15,896	15,605	15,616	15,449	(5)%	15,616

Personal Auto and Home Insurance
Policy count (in thousands)	420	434	445	451	459	9%	451
Loss ratio	82.3%	81.8%	83.3%	82.6%	82.8%		82.4%
Expense ratio	15.6%	15.1%	13.0%	17.2%	14.9%		15.5%

(1)              Includes lump sum deposits.

(2)              Includes only other life insurance.

(3)              Face amount outstanding less policyholder reserves net of re-insurance.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Product Rollforwards

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2006	% Change	2005
Future Policy Benefits and Policyholder Account Balances
VUL/UL
Beginning balance	$6,686	$6,704	$6,847	$7,131	$7,327	10%	$6,686
Premiums and deposits	251	244	249	259	266	6%	1,003
Investment performance and interest credited	(38)	100	246	139	339	#	447
Withdrawals and surrenders	(205)	(210)	(229)	(221)	(242)	(18)%	(865)
Other	10	9	18	19	18	80%	56
Total ending balance	$6,704	$6,847	$7,131	$7,327	$7,708	15%	$7,327

Deferred Acquisition Costs
VUL/UL
Beginning balance	$1,239	$1,260	$1,269	$1,350	$1,371	11%	$1,239
Capitalization	30	32	34	34	34	13%	130
Amortization	(16)	(16)	40	(16)	(14)	13%	(8)
Other (FAS 115)	7	(7)	7	3	6	(14)%	10
Total ending balance	$1,260	$1,269	$1,350	$1,371	$1,397	11%	$1,371

Term and Whole Life
Beginning balance	$92	$94	$96	$100	$101	10%	$92
Capitalization	6	7	6	6	6	—	25
Amortization	(4)	(4)	(3)	(6)	(6)	(50)%	(17)
Other	—	(1)	1	1	1	—	1
Total ending balance	$94	$96	$100	$101	$102	9%	$101

Disability Income, LTC and Other
Beginning balance	$436	$439	$443	$445	$448	3%	$436
Capitalization	14	15	16	16	15	7%	61
Amortization	(12)	(11)	(12)	(12)	(16)	(33)%	(47)
Other	1	—	(2)	(1)	(1)	#	(2)
Total ending balance	$439	$443	$445	$448	$446	2%	$448

Auto and Home
Beginning balance	$32	$34	$35	$37	$38	19%	$32
Capitalization	6	6	7	6	7	17%	25
Amortization	(4)	(5)	(5)	(5)	(5)	(25)%	(19)
Other	—	—	—	—	—	—	—
Total ending balance	$34	$35	$37	$38	$40	18%	$38

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate and Other and Eliminations Segment

Income Statements

	1Q	2Q	3Q	4Q	1Q	1Q’06 vs. 1Q’05	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2006	% Change	2005
Revenues
Management, financial advice and service fees	$45	$62	$47	$41	$45	—	$195
Distribution fees	(1)	1	—	3	—	#	3
Net investment income (loss)	(8)	(14)	(6)	7	10	#	(21)
Premiums(1)	(5)	(6)	(5)	(6)	(6)	(20)%	(22)
Other revenues	9	5	7	10	5	(44)%	31
Total revenues	40	48	43	55	54	35%	186

Expenses
Compensation and benefits - field	29	40	30	35	34	17%	134
Interest and debt expense	17	19	16	21	20	18%	73
Other expenses	15	43	40	12	44	#	110
Total expenses before separation costs	61	102	86	68	98	61%	317
Pretax segment loss before separation costs	(21)	(54)	(43)	(13)	(44)	#	(131)
Separation costs, pretax	20	56	92	125	67	#	293
Pretax segment loss	$(41)	$(110)	$(135)	$(138)	$(111)	#	$(424)

Other Information
Net investment gains (losses), pretax	$1	$13	$(1)	$1	$1	—	$14
Allocated equity	796	1,030	2,060	1,812	1,753	#	1,812

(1)              Represents the elimination of intercompany E&O premiums recorded in the Protection segment.

#   Variance of 100% or greater.

Ameriprise Financial, Inc.

Capital and Ratings Information

(in millions, unaudited)	March 31, 2005		June 30, 2005		September 30, 2005		December 31, 2005		March 31, 2006
Balance Sheet Detail
Line of credit	$1,103		$1,086		$—		$—		$—
Notes payable	510		510		—		—		—
Total American Express debt	1,613		1,596		—		—		—

Senior notes	—		—		1,350		1,500		1,500
Fixed rate sales leaseback	18		18		—		—		—
Medium term notes	50		50		50		50		—
Subtotal before other debt	68		68		1,400		1,550		1,500

Nonrecourse
Consolidated variable interest entity debt	317		310		310		283		283
Consolidated property fund debt	—		—		—		—		138
Subtotal nonrecourse debt	317		310		310		283		421
Total debt	$1,998		$1,974		$1,710		$1,833		$1,921

Shareholders’ Equity
Common stock	$2		$2		$2		$2		$3
Additional paid-in capital	2,913		2,924		4,094		4,091		4,202
Retained earnings	3,598		3,753		3,661		3,745		3,862
Treasury stock	—		—		—		—		(290)
Accumulated other comprehensive income (loss), net of tax	(31)		314		(20)		(151)		(442)
Total shareholders’ equity	6,482		6,993		7,737		7,687		7,335
Total debt, excluding nonrecourse debt	1,681		1,664		1,400		1,550		1,500
Total capital	$8,163		$8,657		$9,137		$9,237		$8,835

Other Information
Debt to Total Capital	20.6%		19.2%		15.3%		16.8%		17.0%
Ratio of Earnings to Fixed Charges	11.2	x	8.4	x	8.7	x	5.1	x	7.2	x
Double Leverage	115.9%		115.8%		106.9%		103.7%		105.9%

	A.M. Best		S & P		Moody’s		Fitch
Financial Strength
Claims Paying Rating
IDS Life Insurance Company	A+		AA-		Aa3		AA-
IDS Property Casualty Ins. Company	A		N/R		N/R		N/R

Debt Ratings
Ameriprise Financial, Inc.	a-		A-		A3		A-

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (GAAP). This report includes information on both a GAAP and non-GAAP basis. The non-GAAP presentation in this report excludes items that are a direct result of the separation from American Express Company, which consist of discontinued operations, AMEX Assurance and non-recurring separation costs. The Company’s non-GAAP financial measures, which it views as important indicators of financial performance, include:

• Consolidated income statements adjusted to exclude AMEX Assurance and separation costs;

• Protection segment income statements adjusted to exclude AMEX Assurance;

• Total expenses before separation costs;

• Adjusted net investment gains (losses), pretax (adjusted to exclude AMEX Assurance);

• Adjusted earnings (adjusted to exclude AMEX Assurance) and separation costs;

• Adjusted contribution margin (adjusted to exclude AMEX Assurance);

• Income before income tax provision, discontinued operations and separation costs;

• Income tax provision before tax benefit attributable to separation costs;

• Income before discontinued operations and separation costs;

• Separation cost, after-tax;

• Adjusted pretax segment income (adjusted to exclude AMEX Assurance);

• Adjusted return on allocated equity (adjusted to exclude AMEX Assurance); and

• Pretax segment loss before separation costs.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis. These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

Reclassification

Certain prior period information has been restated to conform to current period presentation. Specifically, all share and per share information have been retroactively adjusted for the  stock split of the Company’s common shares as of September 30, 2005 into 246.2 million common shares.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Contribution Margin - Total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues. Amounts exclude AMEX Assurance.

Adjusted Earnings - Income before discontinued operations, AMEX Assurance and non-recurring separation costs.

Adjusted Net Investment Gains (Losses), Pretax - Represents the net investment gains (losses) adjusted to exclude AMEX Assurance.

Adjusted Return on Equity - Adjusted return on equity (“ROE”) is calculated using as the numerator adjusted earnings for the last twelve months and as the denominator a five point average of equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter.

Administered Assets - Administered assets include assets for which the Company provides administrative services such as assets of its clients invested in other companies’ products that the Company offers outside of its wrap accounts. These assets include those held in customers’ brokerage accounts. The Company does not exercise management discretion over these assets and does not earn a management fee. These assets are not reported on the Company’s Consolidated Balance Sheets.

Allocated Equity -  The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to the Company’s operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

AMEX Assurance Company - This company is a legal entity owned by IDS Property Casualty Insurance Company that offers travel and other card insurance to American Express customers. This business had historically been reported in the Travel Related Services segment of American Express Company (“American Express”). Under the separation agreement with American Express, 100 percent of this business was ceded to an American Express subsidiary in return for an arm’s length ceding fee. Ameriprise Financial expects to sell the legal entity of AMEX Assurance to American Express within two years after September 30, 2005 for a fixed price equal to the net book value of AMEX Assurance.

Asset Accumulation and Income Segment – This segment offers products and services, both the Company’s and other companies’, to help the Company’s retail clients address identified financial objectives related to asset accumulation and income management. Products and services in this segment are related to financial advice, asset management, brokerage and banking and include mutual funds, wrap accounts, variable and fixed annuities, brokerage accounts, financial advice services and investment certificates. This operating segment also serves institutional clients by providing investment management services in separately managed accounts, sub-advisory, alternative investments and 401(k) markets. The Company earns revenues in this segment primarily through fees it receives based on managed assets and annuity separate account assets. These fees are impacted by both market movements and net asset flows. The Company also earns net investment income on owned assets, principally supporting the fixed annuity business, and distribution fees on sales of mutual funds and other products. This segment includes the results of Securities America Financial Corporation, which through its operating subsidiary, operates its own separately branded distribution network.

Book Value per Share - Total shareholders’ equity divided by the number of common shares outstanding at period-end.

Branded Advisor Clients - Individual, business, or institutional clients that receive investment advice and other services from an Ameriprise employee or franchisee-based financial advisor.

Company - Ameriprise Financial, Inc. and consolidated subsidiaries. Effective August 1, 2005, the Company transferred its 50% ownership interest and the related assets and liabilities of American Express International Deposit Company (“AEIDC”) to American Express Company as part of the separation agreement with American Express. The assets, liabilities and results of operations of AEIDC are reported as discontinued operations.

Contribution Margin - Total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

Corporate and Other and Eliminations Segment – This segment consists of income derived from corporate level assets and unallocated corporate expenses. This segment also includes non-recurring costs associated with the Company’s separation from American Express. For purposes of presentation in the statistical supplement, this segment also includes eliminations.

Debt to Capital Ratio - A ratio comprised of total debt, excluding nonrecourse debt of consolidated variable interest entities and property funds, divided by total capital.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represents the costs of acquiring new protection, annuity and mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long-term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution fees for certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits. For the annuity and protection products, DAC is amortized over the periods approximating the lives of the business, principally as a percentage of premiums or estimated gross profits associated with the products, depending on the product’s characteristics. For certain mutual fund products, DAC is generally amortized over fixed periods on a straight-line basis adjusted for redemptions.

Double Leverage - A ratio reflecting parent-company equity investments, including goodwill, in consolidated operating subsidiaries divided by total shareholders’ equity.

Effective Tax Rate on Adjusted Earnings - Represents the ratio of income tax provision before tax benefit attributable to separation costs, divided by income before income tax provision, discontinued operations, and separation costs.

Financial Plans Sold - The number of financial plans that, during the period, have been paid for and have been or will be provided to a client based on an agreement, less financial plans sold in prior periods not delivered within 14 months.

Fixed Coverage Ratio - A ratio comprised of earnings divided by fixed charges. Earnings are defined as income before income tax provision, discontinued operations and accounting change plus interest and debt expense, interest portion of rental expense, amortization of capitalized interest and adjustments related to equity investees and minority interests in consolidated entities. Fixed charges are defined as interest and debt expense, and the interest portion of rental expense and capitalized interest.

Gross Dealer Concession - This is an internal measure, commonly used in the financial services industry, of the sales production of the financial advisor channel.

Managed Assets - Managed assets includes client assets for which the Company provides investment management and other services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and assets held in its wrap accounts (retail accounts for which the Company receives a fee based on assets held in the account). Managed assets also include assets managed by sub-advisors selected by the Company. Managed assets do not include owned assets or administered assets. These assets are not reported on the Company’s Consolidated Balance Sheets.

Net Income Margin - A ratio representing net income as a percentage of total revenues.

Owned Assets - Owned assets include certain financial assets on the Company’s Consolidated Balance Sheet, principally investments in the general and separate accounts of its life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

Percentage of Clients With a Financial Plan - The month-end number of the Company’s current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded employee and franchise advisors and its customer service organization.

Pretax Segment Income (Loss) – Segment income (loss) before income tax provision (benefit), and discontinued operations.

Protection Segment – This segment offers a variety of protection products, both the Company’s and other companies’, including life, disability income, long-term care and auto and home insurance to address the identified protection and risk management needs of the Company’s retail clients. The Company earns revenues in this operating segment primarily through premiums and fees that the Company receives to assume insurance-related risk, fees the Company receives on owned and administered assets and net investment income the Company earns on assets on the Company’s consolidated balance sheets related to this segment.

Return on Allocated Equity for Pretax Segment Income or Adjusted Pretax Segment Income – Calculated using pretax segment income or adjusted pretax segment income for the last twelve months and the average allocated equity as of the last day of the trailing four quarters. Estimates of pretax segment income for the last three quarters of 2004 were used in these calculations.

RiverSource Managed Assets - Managed client assets of RiverSource Investments, LLC, an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.

Securities America Financial Corporation - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs, After-Tax – For this non-GAAP presentation of separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.

Strategic Portfolio Services - Strategic Portfolio Services (“SPS”)  is a non-discretionary investment advisory wrap account program offering mutual funds, publicly traded securities and other financial account features. SPS provides execution of securities transactions for an asset-based fee, periodic portfolio reviews and ongoing investment advice.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities, and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers. The Third Party channel is separate from the Branded Advisor, Threadneedle, SAA, and Institutional sales channels.

Total Clients - The sum of all clients, individual, business, and institutional, that receive investment management and/or other services, excluding those clients serviced by SAI and Threadneedle.

Total Capital - Total shareholders’ equity plus total debt excluding nonrecourse debt.

Wrap Accounts - Wrap accounts enable the Company’s clients to purchase securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. The Company offers clients the opportunity to select proprietary and non-proprietary funds. The Company currently offers discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or an investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in the Company’s wrap accounts generally pay an asset based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Equity Fund Performance & Lipper Ranking

As of March 31, 2006

Source of Data:  Lipper

**                                Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.

*                                         Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

***                           RiverSourceSM S&P 500 Index Fund data is for D shares.

#                                         Mutual Fund assets reported do not tie to Lipper source as Class I assets are missing.

	Total Net	Total Net	Rankings and Annualized Returns at NAV
Class A Shares by Lipper	Assets	Assets	1 year		3 years		5 years
Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking
Balanced Funds
RiverSourceSM Balanced Fund	1,247.90	3/31/2006	7.91	70%	12.66	42%	3.11	78%
Lipper Fund Ranking / Total Funds in Category				462 / 665		198 / 481		305 / 393
RiverSourceSM Portfolio Builder Moderate Fund	623.30	3/31/2006	11.02	29%
Lipper Fund Ranking / Total Funds in Category				188 / 665
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	778.50	3/31/2006	13.37	10%
Lipper Fund Ranking / Total Funds in Category				64 / 665
Emerging Market Funds
RiverSourceSM Emerging Markets Fund #	517.00	3/31/2006	48.80	37%	41.86	76%	21.91	77%
Lipper Fund Ranking / Total Funds in Category				71 / 196		131 / 173		106 / 137
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund #	6,190.90	3/31/2006	23.22	1%	29.95	2%	11.74	5%
Lipper Fund Ranking / Total Funds in Category				2 / 223		2 / 156		6 / 126
RiverSourceSM Dividend Opportunity Fund	1,237.50	3/31/2006	11.50	41%	15.75	84%	-0.75	97%
Lipper Fund Ranking / Total Funds in Category				90 / 223		131 / 156		122 / 126
European Region Funds
RiverSourceSM European Equity Fund	113.00	3/31/2006	23.63	45%	25.66	87%	5.79	90%
Lipper Fund Ranking / Total Funds in Category				46 / 103		83 / 95		73 / 81
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	1,244.80	3/31/2006	15.32	19%	16.39	35%	6.60	28%
Lipper Fund Ranking / Total Funds in Category				70 / 382		91 / 259		59 / 210
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	706.50	3/31/2006	27.98	10%	24.99	19%	6.03	26%
Lipper Fund Ranking / Total Funds in Category				7 / 69		10 / 53		12 / 46
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund #	109.30	3/31/2006	64.03	57%	34.95	62%	32.21	75%
Lipper Fund Ranking / Total Funds in Category				31 / 54		29 / 46		27 / 35
Income Funds
RiverSourceSM Portfolio Builder Conservative Fund	118.30	3/31/2006	5.70	69%
Lipper Fund Ranking / Total Funds in Category				182 / 263
RiverSourceSM Portfolio Builder Moderate Conservative Fund	235.50	3/31/2006	8.23	29%
Lipper Fund Ranking / Total Funds in Category				76 / 263
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	619.80	3/31/2006	27.78	27%	27.18	56%	5.98	75%
Lipper Fund Ranking / Total Funds in Category				57 / 211		108 / 194		112 / 150
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund * #	342.80	3/31/2006	29.44	34%	32.78	19%
Lipper Fund Ranking / Total Funds in Category				58 / 174		28 / 149
International Multi Cap Value Funds
RiverSourceSM International Equity Fund * #	130.10	3/31/2006	27.95	28%	28.88	87%
Lipper Fund Ranking / Total Funds in Category				33 / 118		89 / 102
RiverSourceSM International Select Value Fund *	1,821.90	3/31/2006	31.73	9%	34.88	25%
Lipper Fund Ranking / Total Funds in Category				10 / 118		25 / 102
International Small/Mid Cap Core Funds

	Total Net	Total Net	Rankings and Annualized Returns at NAV
Class A Shares by Lipper	Assets	Assets	1 year		3 years		5 years
Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking
RiverSourceSM International Small Cap Fund *	113.60	3/31/2006	24.69	60%	34.00	71%
Lipper Fund Ranking / Total Funds in Category				32 / 53		36 / 50
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund #	8,894.00	3/31/2006	12.87	34%	14.59	66%
Lipper Fund Ranking / Total Funds in Category				300 / 884		496 / 751
RiverSourceSM Fundamental Growth Fund *	162.00	3/31/2006	13.35	27%
Lipper Fund Ranking / Total Funds in Category				234 / 884
RiverSourceSM Disciplined Equity Fund #	1,827.80	3/31/2006	13.94	21%
Lipper Fund Ranking / Total Funds in Category				183 / 884

	Rankings and Annualized Returns at NAV
			Fund	Since
	10 years		Inception	Inception	Ranking	Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Balanced Funds
RiverSourceSM Balanced Fund	3.61	96%	4/16/1940	**
Lipper Fund Ranking / Total Funds in Category		178 / 185
RiverSourceSM Portfolio Builder Moderate Fund			3/4/2004	8.03	3/4/2004	14%
Lipper Fund Ranking / Total Funds in Category						77 / 575
RiverSourceSM Portfolio Builder Moderate Aggressive Fund			3/4/2004	9.19	3/4/2004	6%
Lipper Fund Ranking / Total Funds in Category						29 / 575
Emerging Market Funds
RiverSourceSM Emerging Markets Fund #			11/13/1996	8.98	11/14/1996	52%
Lipper Fund Ranking / Total Funds in Category						35 / 67
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund #	10.98	12%	10/15/1990	13.15	10/18/1990	33%
Lipper Fund Ranking / Total Funds in Category		9 / 74				9 / 27
RiverSourceSM Dividend Opportunity Fund	7.48	72%	8/1/1988	9.64	8/4/1988	78%
Lipper Fund Ranking / Total Funds in Category		54 / 74				17 / 21
European Region Funds
RiverSourceSM European Equity Fund			6/26/2000	0.59	6/26/2000	87%
Lipper Fund Ranking / Total Funds in Category						57 / 65
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	6.55	69%	1/23/1985	11.14	1/24/1985	34%
Lipper Fund Ranking / Total Funds in Category		61 / 88				2 / 5
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	5.20	77%	5/29/1990	6.07	5/31/1990	84%
Lipper Fund Ranking / Total Funds in Category		16 / 20				5 / 5
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund #	3.96	76%	4/22/1985	8.23	4/25/1985	37%
Lipper Fund Ranking / Total Funds in Category		19 / 24				4 / 10
Income Funds
RiverSourceSM Portfolio Builder Conservative Fund			3/4/2004	4.19	3/4/2004	66%
Lipper Fund Ranking / Total Funds in Category						145 / 219
RiverSourceSM Portfolio Builder Moderate Conservative Fund			3/4/2004	6.08	3/4/2004	32%
Lipper Fund Ranking / Total Funds in Category						69 / 219
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	3.54	91%	11/15/1984	8.86	11/15/1984	84%
Lipper Fund Ranking / Total Funds in Category		57 / 62				5 / 5
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund * #			9/28/2001	15.86	9/28/2001	32%
Lipper Fund Ranking / Total Funds in Category						39 / 123
International Multi Cap Value Funds
RiverSourceSM International Equity Fund * #			10/3/2002	22.35	10/3/2002	92%
Lipper Fund Ranking / Total Funds in Category						84 / 91
RiverSourceSM International Select Value Fund *			9/28/2001	19.13	9/28/2001	27%
Lipper Fund Ranking / Total Funds in Category						22 / 81
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund *			10/3/2002	28.89	10/3/2002	66%
Lipper Fund Ranking / Total Funds in Category						29 / 43
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund #			3/28/2002	4.10	3/28/2002	39%
Lipper Fund Ranking / Total Funds in Category						265 / 691
RiverSourceSM Fundamental Growth Fund *			4/24/2003	8.71	4/24/2003	92%
Lipper Fund Ranking / Total Funds in Category						699 / 761
RiverSourceSM Disciplined Equity Fund #			4/24/2003	15.49	4/24/2003	17%
Lipper Fund Ranking / Total Funds in Category						129 / 761

	Annualized Returns at POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Balanced Funds
RiverSourceSM Balanced Fund	5.75	1.71	10.46	1.89	2.99	**
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Moderate Fund	5.75	4.64				4.99
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	5.75	6.85				6.11
Lipper Fund Ranking / Total Funds in Category
Emerging Market Funds
RiverSourceSM Emerging Markets Fund #	5.75	40.24	39.09	20.47		8.30
Lipper Fund Ranking / Total Funds in Category

	Annualized Returns at POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund #	5.75	16.14	27.41	10.42	10.32	12.72
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Dividend Opportunity Fund	5.75	5.09	13.49	-1.92	6.85	9.27
Lipper Fund Ranking / Total Funds in Category
European Region Funds
RiverSourceSM European Equity Fund	5.75	16.52	23.20	4.55		-0.44
Lipper Fund Ranking / Total Funds in Category
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	5.75	8.68	14.12	5.35	5.92	10.83
Lipper Fund Ranking / Total Funds in Category
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	5.75	20.62	22.55	4.78	4.58	5.67
Lipper Fund Ranking / Total Funds in Category
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund #	5.75	54.60	32.31	30.65	3.35	7.92
Lipper Fund Ranking / Total Funds in Category
Income Funds
RiverSourceSM Portfolio Builder Conservative Fund	4.75	0.68				1.77
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Moderate Conservative Fund	4.75	3.09				3.62
Lipper Fund Ranking / Total Funds in Category
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	5.75	20.44	24.69	4.73	2.93	8.56
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund * #	5.75	22.00	30.19			14.35
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Value Funds
RiverSourceSM International Equity Fund * #	5.75	20.59	26.36			20.29
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Select Value Fund *	5.75	24.15	32.24			17.58
Lipper Fund Ranking / Total Funds in Category
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund *	5.75	17.52	31.38			26.72
Lipper Fund Ranking / Total Funds in Category
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund #	5.75	6.38	12.35			2.57
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Fundamental Growth Fund *	5.75	6.83				6.53
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Disciplined Equity Fund #	5.75	7.39				13.18
Lipper Fund Ranking / Total Funds in Category

Equity Fund Performance & Lipper Ranking

As of March 31, 2006

Source of Data:  Lipper

**                                Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.

*                                         Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

***                           RiverSourceSM S&P 500 Index Fund data is for D shares.

#                                         Mutual Fund assets reported do not tie to Lipper source as Class I assets are missing.

	Total Net	Total Net	Rankings and Annualized Returns at NAV
Class A Shares by Lipper	Assets	Assets	1 year		3 years		5 years
Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking
Large Cap Growth Funds
RiverSourceSM Growth Fund	3,644.00	3/31/2006	18.42	17%	14.36	50%	0.94	47%
Lipper Fund Ranking / Total Funds in Category				112 / 694		293 / 593		225 / 479
Large Cap Value Fund
RiverSourceSM Equity Value Fund #	1,170.20	3/31/2006	21.31	1%	25.36	1%	6.18	27%
Lipper Fund Ranking / Total Funds in Category				4 / 495		2 / 408		74 / 281
RiverSourceSM Large Cap Value Fund #	90.30	3/31/2006	10.85	53%	17.82	65%
Lipper Fund Ranking / Total Funds in Category				260 / 495		264 / 408
RiverSourceSM Value Fund *	436.90	3/31/2006	11.38	46%	18.90	46%
Lipper Fund Ranking / Total Funds in Category				224 / 495		185 / 408
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	1,969.20	3/31/2006	19.81	77%	17.40	96%	7.64	39%
Lipper Fund Ranking / Total Funds in Category				426 / 559		440 / 462		137 / 355
RiverSourceSM Aggressive Growth Fund *	664.10	3/31/2006	22.45	62%
Lipper Fund Ranking / Total Funds in Category				345 / 559
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund #	1,549.30	3/31/2006	25.05	4%	36.42	4%
Lipper Fund Ranking / Total Funds in Category				9 / 263		8 / 214
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund *	1,157.70	3/31/2006	11.55	79%	18.92	44%
Lipper Fund Ranking / Total Funds in Category				692 / 876		266 / 609
RiverSourceSM Portfolio Builder Aggressive Fund	392.50	3/31/2006	16.42	29%
Lipper Fund Ranking / Total Funds in Category				252 / 876
RiverSourceSM Portfolio Builder Total Equity Fund	341.00	3/31/2006	19.39	15%
Lipper Fund Ranking / Total Funds in Category				131 / 876
Multi Cap Value Funds
RiverSourceSM Select Value Fund * #	657.00	3/31/2006	9.99	80%	19.11	68%
Lipper Fund Ranking / Total Funds in Category				380 / 477		252 / 370
Real Estate Funds
RiverSourceSM Real Estate Fund #	127.20	3/31/2006	41.37	23%
Lipper Fund Ranking / Total Funds in Category				53 / 238
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***	272.80	3/31/2006	10.87		16.38		3.30
Science & Technology Fund
RiverSourceSM Global Technology Fund	180.50	3/31/2006	26.37	42%	27.49	19%	2.43	30%
Lipper Fund Ranking / Total Funds in Category				120 / 291		50 / 264		68 / 226
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund *	412.50	3/31/2006	24.61	40%	30.04	30%
Lipper Fund Ranking / Total Funds in Category				245 / 626		147 / 493
RiverSourceSM Small Cap Value Fund *	1,085.00	3/31/2006	19.36	78%	27.79	56%
Lipper Fund Ranking / Total Funds in Category				485 / 626		273 / 493
RiverSourceSM Small Cap Advantage Fund	829.40	3/31/2006	23.05	54%	29.50	37%	13.20	57%
Lipper Fund Ranking / Total Funds in Category				338 / 626		180 / 493		213 / 373
RiverSourceSM Small Company Index Fund	1,253.20	3/31/2006	22.95	56%	28.84	45%	13.96	47%
Lipper Fund Ranking / Total Funds in Category				345 / 626		218 / 493		175 / 373
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund *	236.60	3/31/2006	30.06	22%	24.85	63%	5.71	71%
Lipper Fund Ranking / Total Funds in Category				114 / 538		283 / 455		261 / 368

	Rankings and Annualized Returns at NAV
			Fund	Since
	10 years		Inception	Inception	Ranking	Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Large Cap Growth Funds
RiverSourceSM Growth Fund	4.34	88%	3/1/1972	12.04	3/2/1972	24%
Lipper Fund Ranking / Total Funds in Category		144 / 163				6 / 25
Large Cap Value Fund
RiverSourceSM Equity Value Fund #	8.44	53%	3/20/1995	10.09	3/23/1995	58%
Lipper Fund Ranking / Total Funds in Category		64 / 122				59 / 101
RiverSourceSM Large Cap Value Fund #			6/27/2002	9.42	6/27/2002	50%
Lipper Fund Ranking / Total Funds in Category						183 / 365
RiverSourceSM Value Fund *			6/18/2001	4.95	6/18/2001	38%
Lipper Fund Ranking / Total Funds in Category						113 / 301
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	10.23	30%	6/4/1957	**
Lipper Fund Ranking / Total Funds in Category		38 / 126
RiverSourceSM Aggressive Growth Fund *			4/24/2003	23.73	4/24/2003	24%
Lipper Fund Ranking / Total Funds in Category						109 / 466
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund #			2/14/2002	17.23	2/14/2002	10%
Lipper Fund Ranking / Total Funds in Category						18 / 185
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund *			6/18/2001	5.37	6/18/2001	38%
Lipper Fund Ranking / Total Funds in Category						167 / 448
RiverSourceSM Portfolio Builder Aggressive Fund			3/4/2004	10.58	3/4/2004	28%
Lipper Fund Ranking / Total Funds in Category						194 / 714
RiverSourceSM Portfolio Builder Total Equity Fund			3/4/2004	12.04	3/4/2004	14%
Lipper Fund Ranking / Total Funds in Category						97 / 714
Multi Cap Value Funds
RiverSourceSM Select Value Fund * #			3/8/2002	9.78	3/8/2002	16%
Lipper Fund Ranking / Total Funds in Category						47 / 311
Real Estate Funds
RiverSourceSM Real Estate Fund #			3/4/2004	27.07	3/4/2004	16%
Lipper Fund Ranking / Total Funds in Category						32 / 204
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***			10/25/1999	0.87	10/28/1999
Science & Technology Fund
RiverSourceSM Global Technology Fund			11/13/1996	5.43	11/14/1996	64%
Lipper Fund Ranking / Total Funds in Category						26 / 40
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund *			3/8/2002	11.56	3/8/2002	65%
Lipper Fund Ranking / Total Funds in Category						285 / 442
RiverSourceSM Small Cap Value Fund *			6/18/2001	13.72	6/18/2001	31%
Lipper Fund Ranking / Total Funds in Category						118 / 384
RiverSourceSM Small Cap Advantage Fund			5/4/1999	9.64	5/6/1999	82%
Lipper Fund Ranking / Total Funds in Category						217 / 264
RiverSourceSM Small Company Index Fund			8/19/1996	11.71	8/22/1996	58%
Lipper Fund Ranking / Total Funds in Category						63 / 108
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund *			1/24/2001	1.33	1/24/2001	67%
Lipper Fund Ranking / Total Funds in Category						238 / 355

	Annualized Returns at POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Large Cap Growth Funds
RiverSourceSM Growth Fund	5.75	11.61	12.13	-0.25	3.72	11.84
Lipper Fund Ranking / Total Funds in Category
Large Cap Value Fund
RiverSourceSM Equity Value Fund #	5.75	14.33	22.91	4.93	7.80	9.50
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Large Cap Value Fund #	5.75	4.48	15.51			7.71
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Value Fund *	5.75	4.97	16.58			3.66
Lipper Fund Ranking / Total Funds in Category
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	5.75	12.92	15.11	6.38	9.58	**
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Aggressive Growth Fund *	5.75	15.41				21.26
Lipper Fund Ranking / Total Funds in Category
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund #	5.75	17.86	33.76			15.56
Lipper Fund Ranking / Total Funds in Category

Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund *	5.75	5.13	16.59			4.07
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Aggressive Fund	5.75	9.72				7.47
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Total Equity Fund	5.75	12.53				8.88
Lipper Fund Ranking / Total Funds in Category
Multi Cap Value Funds
RiverSourceSM Select Value Fund * #	5.75	3.67	16.78			8.20
Lipper Fund Ranking / Total Funds in Category

	Annualized Returns at POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Real Estate Funds
RiverSourceSM Real Estate Fund #	5.75	33.24				23.49
Lipper Fund Ranking / Total Funds in Category
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***	N/A	10.87	16.38	3.30		0.87
Science & Technology Fund
RiverSourceSM Global Technology Fund	5.75	19.11	25.00	1.22		4.76
Lipper Fund Ranking / Total Funds in Category
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund *	5.75	17.45	27.50			9.94
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Cap Value Fund *	5.75	12.49	25.29			12.33
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Cap Advantage Fund	5.75	15.98	26.97	11.87		8.71
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Company Index Fund	5.75	15.88	26.32	12.61		11.02
Lipper Fund Ranking / Total Funds in Category
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund *	5.75	22.58	22.41	4.46		0.18
Lipper Fund Ranking / Total Funds in Category

Fixed Income Fund Performance & Lipper Ranking

As of March 31, 2006

Source of Data:  Lipper

#      Mutual Fund assets reported do not tie to Lipper source as Class I assets are missing.

	Total Net	Total Net	Rankings and Annualized Returns at NAV
Class A Shares by Lipper Category	Assets	Assets	1 year		3 years		5 years
	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking
Taxable Funds
Global Income Funds
RiverSourceSM Global Bond Fund #	393.60	3/31/2006	-3.17	65%	4.60	50%	6.77	44%
Lipper Fund Ranking / Total Funds in Category				59 / 91		44 / 88		31 / 71
High Current Yield Funds
RiverSourceSM High Yield Bond Fund #	2,073.40	3/31/2006	8.32	13%	12.61	18%	6.84	55%
Lipper Fund Ranking / Total Funds in Category				53 / 435		68 / 382		168 / 310
RiverSourceSM Income Opportunities Fund #	276.60	3/31/2006	6.70	48%
Lipper Fund Ranking / Total Funds in Category				208 / 435
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund #	48.10	3/31/2006	1.79	54%
Lipper Fund Ranking / Total Funds in Category				250 / 470
RiverSourceSM Diversified Bond Fund #	2,799.10	3/31/2006	1.97	42%	2.90	42%	4.08	69%
Lipper Fund Ranking / Total Funds in Category				195 / 470		167 / 404		219 / 320
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund #	98.50	3/31/2006	1.84	45%
Lipper Fund Ranking / Total Funds in Category				69 / 153
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund #	1,083.40	3/31/2006	2.07	46%	1.01	59%	2.76	53%
Lipper Fund Ranking / Total Funds in Category				38 / 82		44 / 74		34 / 64
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund #	152.70	3/31/2006	0.21	49%
Lipper Fund Ranking / Total Funds in Category				46 / 93
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund #	246.50	3/31/2006	2.22	40%	2.64	35%
Lipper Fund Ranking / Total Funds in Category				32 / 81		26 / 74
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	191.60	3/31/2006	3.95	47%	4.02	46%	4.45	56%
Lipper Fund Ranking / Total Funds in Category				57 / 122		54 / 117		55 / 98
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	3,460.80	3/31/2006	3.33	56%	3.49	55%	4.32	54%
Lipper Fund Ranking / Total Funds in Category				143 / 256		136 / 249		118 / 220
RiverSourceSM Tax-Exempt Bond Fund	916.60	3/31/2006	3.27	58%	3.24	68%	4.04	67%
Lipper Fund Ranking / Total Funds in Category				149 / 256		168 / 249		147 / 220
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	111.60	3/31/2006	2.15	64%	2.43	51%	3.75	61%
Lipper Fund Ranking / Total Funds in Category				96 / 150		67 / 131		64 / 104
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	64.00	3/31/2006	2.64	78%	3.03	68%	4.04	76%
Lipper Fund Ranking / Total Funds in Category				42 / 53		35 / 51		37 / 48
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	53.50	3/31/2006	3.27	45%	3.41	43%	4.42	43%
Lipper Fund Ranking / Total Funds in Category				15 / 33		14 / 32		14 / 32
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	366.00	3/31/2006	2.90	66%	3.31	62%	4.40	59%
Lipper Fund Ranking / Total Funds in Category				33 / 49		31 / 49		27 / 45
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	74.50	3/31/2006	2.92	69%	3.24	60%	4.33	52%
Lipper Fund Ranking / Total Funds in Category				74 / 107		64 / 106		47 / 91
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	52.40	3/31/2006	2.74	61%	2.88	66%	3.92	60%
Lipper Fund Ranking / Total Funds in Category				26 / 42		28 / 42		24 / 39

	Rankings and Annualized Returns at NAV
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Taxable Funds
Global Income Funds
RiverSourceSM Global Bond Fund #	5.00	63%	3/20/1989	7.35	3/23/1989	34%
Lipper Fund Ranking / Total Funds in Category		28 / 44				3 / 8
High Current Yield Funds
RiverSourceSM High Yield Bond Fund #	5.18	58%	12/8/1983	8.26	12/8/1983	46%
Lipper Fund Ranking / Total Funds in Category		63 / 109				11 / 23
RiverSourceSM Income Opportunities Fund #			6/19/2003	8.19	6/19/2003	51%
Lipper Fund Ranking / Total Funds in Category						197 / 392
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund #			6/19/2003	1.37	6/19/2003	71%
Lipper Fund Ranking / Total Funds in Category						291 / 410
RiverSourceSM Diversified Bond Fund #	5.28	63%	10/3/1974	9.21	10/3/1974	25%
Lipper Fund Ranking / Total Funds in Category		91 / 145				1 / 3
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund #			6/19/2003	1.51	6/19/2003	24%
Lipper Fund Ranking / Total Funds in Category						32 / 133
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund #	4.25	54%	8/19/1985	6.32	8/22/1985	15%
Lipper Fund Ranking / Total Funds in Category		26 / 48				1 / 6
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund #			3/4/2004	1.76	3/4/2004	51%
Lipper Fund Ranking / Total Funds in Category						33 / 64
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund #			2/14/2002	3.88	2/14/2002	36%
Lipper Fund Ranking / Total Funds in Category						25 / 70
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	5.10	60%	8/18/1986	5.91	8/31/1986	78%
Lipper Fund Ranking / Total Funds in Category		41 / 68				17 / 21
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	4.96	50%	5/7/1979	6.90	5/31/1979	46%
Lipper Fund Ranking / Total Funds in Category		71 / 142				11 / 23
RiverSourceSM Tax-Exempt Bond Fund	4.98	48%	11/24/1976	6.05	11/30/1976	78%
Lipper Fund Ranking / Total Funds in Category		68 / 142				7 / 8
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund			11/13/1996	4.11	11/14/1996	83%
Lipper Fund Ranking / Total Funds in Category						63 / 75
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	4.64	75%	7/2/1987	5.77	7/31/1987	93%
Lipper Fund Ranking / Total Funds in Category		29 / 38				12 / 12
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	4.68	63%	7/2/1987	5.97	7/31/1987	88%
Lipper Fund Ranking / Total Funds in Category		17 / 26				7 / 7
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	4.96	47%	8/18/1986	5.97	8/31/1986	58%
Lipper Fund Ranking / Total Funds in Category		18 / 38				4 / 6
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	4.91	64%	8/18/1986	5.74	8/31/1986	78%
Lipper Fund Ranking / Total Funds in Category		41 / 64				14 / 17
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	4.63	65%	7/2/1987	5.77	7/31/1987	89%
Lipper Fund Ranking / Total Funds in Category		22 / 33				8 / 8

	Annualized Returns @ POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Global Income Funds
RiverSourceSM Global Bond Fund #	4.75	-7.77	2.92	5.73	4.49	7.04
Lipper Fund Ranking / Total Funds in Category
High Current Yield Funds
RiverSourceSM High Yield Bond Fund #	4.75	3.18	10.80	5.80	4.67	8.03
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Opportunities Fund #	4.75	1.64				6.32
Lipper Fund Ranking / Total Funds in Category
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund #	4.75	-3.04				-0.38
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Diversified Bond Fund #	4.75	-2.87	1.25	3.07	4.77	9.04
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund #	4.75	-3.00				-0.25
Lipper Fund Ranking / Total Funds in Category
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund #	4.75	-2.78	-0.62	1.77	3.75	6.07
Lipper Fund Ranking / Total Funds in Category
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund #	4.75	-4.55				-0.61
Lipper Fund Ranking / Total Funds in Category
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund #	4.75	-2.64	0.99			2.66
Lipper Fund Ranking / Total Funds in Category
Tax-Exempt Funds
California Municipal Debt Funds

	Annualized Returns @ POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
RiverSourceSM California Tax-Exempt Fund	4.75	-0.99	2.34	3.44	4.59	5.65
Lipper Fund Ranking / Total Funds in Category
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	4.75	-1.58	1.83	3.31	4.45	6.71
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Tax-Exempt Bond Fund	4.75	-1.63	1.58	3.04	4.47	5.87
Lipper Fund Ranking / Total Funds in Category
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	4.75	-2.70	0.78	2.74		3.58
Lipper Fund Ranking / Total Funds in Category
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	4.75	-2.24	1.37	3.03	4.13	5.50
Lipper Fund Ranking / Total Funds in Category
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	4.75	-1.64	1.74	3.41	4.17	5.69
Lipper Fund Ranking / Total Funds in Category
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	4.75	-1.99	1.65	3.39	4.45	5.71
Lipper Fund Ranking / Total Funds in Category
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	4.75	-1.96	1.58	3.32	4.41	5.48
Lipper Fund Ranking / Total Funds in Category
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	4.75	-2.14	1.22	2.91	4.12	5.50
Lipper Fund Ranking / Total Funds in Category

Fund Performance & Lipper Ranking

As of March 31, 2006

Source of Data:  Lipper

Rankings based on annualized total returns, excluding sales charges. Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date. When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  the point of purchase return is calculated assuming a one-time purchase of the fund at the maximum sales charge. Sales charges vary depending on the amount of your purchase. For more information regarding sales charges, please refer to the fund’s prospectus. RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund come from the Lipper database. Assets for RiverSource Portfolio Builder Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total. Please see page 12 to find total RiverSource Fund assets as of the quarter end.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each fund had fee waivers not been in place.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance information shown.

You may obtain performance information current to the most recent month-end by visiting: www.ameriprise.com/amp/individual/products/investing/mutual-funds.asp

Important Disclosures

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/investments.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For more complete information about our funds, which contains this and other information, call (800) 297-3863, TTY: (800) 846-4852, for a free prospectus. Read the prospectus carefully before you invest.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies but still involve substantial risk.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The investment process used to manage the RiverSource Disciplined Equity Fund employs new technologies and statistical methods that have not previously been used to manage open-end mutual funds. Shareholders should be prepared for the possibility that the Fund may under perform its benchmark. While RiverSource Investments seeks to control trading activity, the Fund may trade more often than other funds in its peer group. Trading activity may result in increased fees, expenses and taxes.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Three Months Ended March 31, 2005

(in millions, unaudited)	Adjusted Consolidated(1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance

Revenues
Management, financial advice and service fees	$608	$1	$607
Distribution fees	288	—	288
Net investment income	548	3	545
Premiums	270	71	199
Other revenues	133	(1)	134
Total revenues	1,847	74	1,773

Expenses
Compensation and benefits:
Field	362	1	361
Non-field	279	—	279
Total compensation and benefits	641	1	640
Interest credited to account values	311	—	311
Benefits, claims, losses and settlement expenses	218	19	199
Amortization of deferred acquisition costs	136	8	128
Interest and debt expense	17	—	17
Other expenses	258	6	252
Total expenses before separation costs(1)	1,581	34	1,547
Income before income tax provision, discontinued operations and separation costs(1)	266	40	226
Income tax provision before tax benefit attributable to separation costs(1)	78	13	65
Income before discontinued operations and separation costs(1)	188	$27	$161
Separation costs, after-tax(1)	13
Income before discontinued operations	175
Discontinued operations, net of tax	8
Net income	$183

(1)     Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Three Months Ended June 30, 2005

(in millions, unaudited)	Adjusted Consolidated(1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance

Revenues
Management, financial advice and service fees	$632	$1	$631
Distribution fees	289	—	289
Net investment income	558	3	555
Premiums	279	71	208
Other revenues	137	1	136
Total revenues	1,895	76	1,819

Expenses
Compensation and benefits:
Field	371	1	370
Non-field	280	—	280
Total compensation and benefits	651	1	650
Interest credited to account values	328	—	328
Benefits, claims, losses and settlement expenses	238	20	218
Amortization of deferred acquisition costs	134	9	125
Interest and debt expense	19	—	19
Other expenses	278	7	271
Total expenses before separation costs(1)	1,648	37	1,611
Income before income tax provision, discontinued operations and separation costs(1)	247	39	208
Income tax provision before tax benefit attributable to separation costs(1)	61	13	48
Income before discontinued operations and separation costs(1)	186	$26	$160
Separation costs, after-tax(1)	37
Income before discontinued operations	149
Discontinued operations, net of tax	6
Net income	$155

(1)                   Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Three Months Ended September 30, 2005

(in millions, unaudited)	Adjusted Consolidated(1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance

Revenues
Management, financial advice and service fees	$687	$1	$686
Distribution fees	296	—	296
Net investment income	561	3	558
Premiums	202	(15)	217
Other revenues	127	(1)	128
Total revenues	1,873	(12)	1,885

Expenses
Compensation and benefits:
Field	408	35	373
Non-field	295	—	295
Total compensation and benefits	703	35	668
Interest credited to account values	337	—	337
Benefits, claims, losses and settlement expenses	190	(51)	241
Amortization of deferred acquisition costs	49	—	49
Interest and debt expense	16	—	16
Other expenses	305	1	304
Total expenses before separation costs(1)	1,600	(15)	1,615
Income before income tax provision, discontinued operations and separation costs(1)	273	3	270
Income tax provision before tax benefit attributable to separation costs(1)	91	—	91
Income before discontinued operations and separation costs(1)	182	$3	$179
Separation costs, after-tax(1)	59
Income before discontinued operations	123
Discontinued operations, net of tax	2
Net income	$125

(1)      Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Three Months Ended December 31, 2005

(in millions, unaudited)	Adjusted Consolidated(1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance

Revenues
Management, financial advice and service fees	$651	$—	$651
Distribution fees	277	—	277
Net investment income	574	—	574
Premiums	228	—	228
Other revenues	139	—	139
Total revenues	1,869	—	1,869

Expenses
Compensation and benefits:
Field	374	—	374
Non-field	281	—	281
Total compensation and benefits	655	—	655
Interest credited to account values	334	—	334
Benefits, claims, losses and settlement expenses	234	—	234
Amortization of deferred acquisition costs	112	—	112
Interest and debt expense	21	—	21
Other expenses	261	—	261
Total expenses before separation costs(1)	1,617	—	1,617
Income before income tax provision, discontinued operations and separation costs(1)	252	—	252
Income tax provision before tax benefit attributable to separation costs(1)	59	—	59
Income before discontinued operations and separation costs(1)	193	$—	$193
Separation costs, after-tax(1)	82
Income before discontinued operations	111
Discontinued operations, net of tax	—
Net income	$111

(1)      Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Year Ended December 31, 2005

(in millions, unaudited)	Adjusted Consolidated(1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance

Revenues
Management, financial advice and service fees	$2,578	$3	$2,575
Distribution fees	1,150	—	1,150
Net investment income	2,241	9	2,232
Premiums	979	127	852
Other revenues	536	(1)	537
Total revenues	7,484	138	7,346

Expenses
Compensation and benefits:
Field	1,515	37	1,478
Non-field	1,135	—	1,135
Total compensation and benefits	2,650	37	2,613
Interest credited to account values	1,310	—	1,310
Benefits, claims, losses and settlement expenses	880	(12)	892
Amortization of deferred acquisition costs	431	17	414
Interest and debt expense	73	—	73
Other expenses	1,102	14	1,088
Total expenses before separation costs(1)	6,446	56	6,390
Income before income tax provision, discontinued operations and separation costs(1)	1,038	82	956
Income tax provision before tax benefit attributable to separation costs(1)	289	26	263
Income before discontinued operations and separation costs(1)	749	$56	$693
Separation costs, after-tax(1)	191
Income before discontinued operations	558
Discontinued operations, net of tax	16
Net income	$574

(1)      Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Three Months Ended March 31, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$16	$1	$15
Distribution fees	27	—	27
Net investment income	83	3	80
Premiums	275	71	204
Other revenues	107	(1)	108
Total revenues	508	74	434

Expenses
Compensation and benefits - field	24	1	23
Interest credited to account values	36	—	36
Benefits, claims, losses and settlement expenses	215	19	196
Amortization of deferred acquisition costs	44	8	36
Interest and debt expense	—	—	—
Other expenses	76	6	70
Total expenses	395	34	361
Pretax segment income	$113	$40	$73

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Three Months Ended June 30, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$16	$1	$15
Distribution fees	27	—	27
Net investment income	88	3	85
Premiums	285	71	214
Other revenues	107	1	106
Total revenues	523	76	447

Expenses
Compensation and benefits - field	21	1	20
Interest credited to account values	36	—	36
Benefits, claims, losses and settlement expenses	217	20	197
Amortization of deferred acquisition costs	45	9	36
Interest and debt expense	—	—	—
Other expenses	74	7	67
Total expenses	393	37	356
Pretax segment income	$130	$39	$91

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Three Months Ended September 30, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$17	$1	$16
Distribution fees	27	—	27
Net investment income	87	3	84
Premiums	207	(15)	222
Other revenues	108	(1)	109
Total revenues	446	(12)	458

Expenses
Compensation and benefits - field	47	35	12
Interest credited to account values	37	—	37
Benefits, claims, losses and settlement expenses	183	(51)	234
Amortization of deferred acquisition costs	(20)	—	(20)
Interest and debt expense	—	—	—
Other expenses	67	1	66
Total expenses	314	(15)	329
Pretax segment income	$132	$3	$129

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Three Months Ended December 31, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$18	$—	$18
Distribution fees	25	—	25
Net investment income	81	—	81
Premiums	234	—	234
Other revenues	113	—	113
Total revenues	471	—	471

Expenses
Compensation and benefits - field	23	—	23
Interest credited to account values	37	—	37
Benefits, claims, losses and settlement expenses	213	—	213
Amortization of deferred acquisition costs	39	—	39
Interest and debt expense	—	—	—
Other expenses	81	—	81
Total expenses	393	—	393
Pretax segment income	$78	$—	$78

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Year Ended December 31, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$67	$3	$64
Distribution fees	106	—	106
Net investment income	339	9	330
Premiums	1,001	127	874
Other revenues	435	(1)	436
Total revenues	1,948	138	1,810

Expenses
Compensation and benefits - field	115	37	78
Interest credited to account values	146	—	146
Benefits, claims, losses and settlement expenses	828	(12)	840
Amortization of deferred acquisition costs	108	17	91
Interest and debt expense	—	—	—
Other expenses	298	14	284
Total expenses	1,495	56	1,439
Pretax segment income	$453	$82	$371

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended March 31, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,847	$—	$1,847	Total revenues

Total expenses before separation costs	1,581	20	1,601	Total expenses

Income before income tax provision, discontinued operations and separation costs	266	(20)	246	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	78	(7)	71	Income tax provision

Income before discontinued operations and separation costs	188

Separation costs, after-tax	13

Income before discontinued operations (GAAP measure)	$175		$175	Income before discontinued operations

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended June 30, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,895	$—	$1,895	Total revenues

Total expenses before separation costs	1,648	56	1,704	Total expenses

Income before income tax provision, discontinued operations and separation costs	247	(56)	191	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	61	(19)	42	Income tax provision

Income before discontinued operations and separation costs	186

Separation costs, after-tax	37

Income before discontinued operations (GAAP measure)	$149		$149	Income before discontinued operations

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended September 30, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,873	$—	$1,873	Total revenues

Total expenses before separation costs	1,600	92	1,692	Total expenses

Income before income tax provision, discontinued operations and separation costs	273	(92)	181	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	91	(33)	58	Income tax provision

Income before discontinued operations and separation costs	182

Separation costs, after-tax	59

Income before discontinued operations (GAAP measure)	$123		$123	Income before discontinued operations

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended December 31, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,869	$—	$1,869	Total revenues

Total expenses before separation costs	1,617	125	1,742	Total expenses

Income before income tax provision, discontinued operations and separation costs	252	(125)	127	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	59	(43)	16	Income tax provision

Income before discontinued operations and separation costs	193

Separation costs, after-tax	82

Income before discontinued operations (GAAP measure)	$111		$111	Income before discontinued operations

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Twelve Months Ended December 31, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$7,484	$—	$7,484	Total revenues

Total expenses before separation costs	6,446	293	6,739	Total expenses

Income before income tax provision, discontinued operations and separation costs	1,038	(293)	745	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	289	(102)	187	Income tax provision

Income before discontinued operations and separation costs	749

Separation costs, after-tax	191

Income before discontinued operations (GAAP measure)	$558		$558	Income before discontinued operations

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended March 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,949	$—	$1,949	Total revenues

Total expenses before separation costs	1,691	67	1,758	Total expenses

Income before income tax provision and separation costs	258	(67)	191	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	69	(23)	46	Income tax provision

Income before separation costs	189

Separation costs, after-tax	44

Net income (GAAP measure)	$145		$145	Net income